BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

TRILOGY METALS INC.

Confirmation of Service

Form Filed:	Notice of Alteration
Date and Time of Filing:	September 1, 2016 09:02 AM Pacific Time
Alteration Effective Date:	The alteration is to take effect at the time that this application is filed with the Registrar.
Name of Company:	TRILOGY METALS INC.
Incorporation Number:	BC0909035

This package contains:

- Certified Copy of the Notice of Articles
- Certificate of Name Change

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 1, 2016 09:02 AM Pacific Time

Incorporation Number: **BC0909035**

Recognition Date and Time: Incorporated on April 27, 2011 11:52 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

TRILOGY METALS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
595 BURRARD STREET, SUITE 2600
THREE BENTALL CENTRE, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
595 BURRARD STREET, SUITE 2600
THREE BENTALL CENTRE, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
595 BURRARD STREET, SUITE 2600
THREE BENTALL CENTRE, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
595 BURRARD STREET, SUITE 2600
THREE BENTALL CENTRE, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Lang, Gregory A.

Mailing Address:	**Delivery Address:**
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Walters, Diana

Mailing Address:	**Delivery Address:**
157 BERKELEY STREET, 22ND FLOOR BOSTON MA 02116 UNITED STATES	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Madhavpeddi, Kalidas

Mailing Address:	**Delivery Address:**
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
McConnell, Gerald J.

Mailing Address:	**Delivery Address:**
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Hayden, William

Mailing Address:	**Delivery Address:**
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Stairs, Janice

Mailing Address:	**Delivery Address:**
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Nieuwenhuyse, Rick Van

Mailing Address:	Delivery Address:
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Giardini, Tony

Mailing Address:	Delivery Address:
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

March 20, 2012

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

Number: BC0909035

BRITISH COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that NOVACOPPER INC. changed its name to TRILOGY METALS INC. on September 1, 2016 at 09:02 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On September 1, 2016

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE